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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2019

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        [ ]

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HFC	New York Stock Exchange
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Item 5.07.  Submission of Matters to a Vote of Security Holders.

     On May 8, 2019, HollyFrontier Corporation (“HollyFrontier”) held its annual meeting of stockholders (“Annual Meeting”). A total of 147,278,257 shares of HollyFrontier’s common stock were present in person or by proxy at the Annual Meeting, representing over 86% of HollyFrontier’s 170,765,384 shares of common stock outstanding and entitled to vote as of the March 11, 2019 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HollyFrontier’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2019 (the “Proxy Statement”).

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Proposal 1 (Election of Directors): The stockholders elected all eleven director nominees to serve until HollyFrontier’s annual meeting of stockholders in 2020, or until their earlier death, resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Vote
Anne-Marie N. Ainsworth	128,793,677	1,066,599	174,086	17,243,895
Douglas Y. Bech	127,229,931	2,688,187	116,244	17,243,895
Anna C. Catalano	128,262,770	1,598,794	172,798	17,243,895
George J. Damiris	125,758,318	4,156,200	119,844	17,243,895
Leldon E. Echols	128,136,113	1,784,510	113,739	17,243,895
Michael C. Jennings	128,934,942	988,707	110,713	17,243,895
R. Craig Knocke	129,404,721	442,092	187,549	17,243,895
Robert J. Kostelnik	129,238,715	608,026	187,621	17,243,895
James H. Lee	126,040,366	3,809,916	184,080	17,243,895
Franklin Myers	119,091,634	7,544,372	3,398,356	17,243,895
Michael E. Rose	128,993,982	920,417	119,963	17,243,895

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Proposal 2 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of HollyFrontier’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
119,986,192	9,610,922	437,248	17,243,895

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Proposal 3 (Ratification of the Appointment of Independent Auditor): The stockholders ratified the appointment of Ernst & Young LLP as HollyFrontier’s independent registered public accounting firm for the 2019 fiscal year.

For	Against	Abstain
137,834,389	9,245,390	198,478

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Dated: May 9, 2019